UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2009
Applied Micro Circuits Corporation
(Exact name of registrant as specified in its charter)
000-23193
(Commission File Number)

Delaware	94-2586591
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)
215 Moffett Park Drive
Sunnyvale, California 94089
(Address of principal executive offices, with zip code)
(408) 542-8600
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
     On April 21, 2009, Applied Micro Circuits Corporation (the “Company”) completed the divestiture of its 3ware storage adapter solutions business (the “Storage Business”). The Company entered into an Asset Purchase Agreement (the “Purchase Agreement”) with LSI Corporation (“LSI”) on April 5, 2009. Under the Purchase Agreement, the Company agreed to sell to LSI substantially all of the operating assets (other than patents) of the Storage Business. In the sale (the “Transaction”), the Company retained certain assets, including patents, cash, accounts receivable and accounts payable, even if related to the Storage Business. The assets sold included customer contracts, inventory, fixed assets, certain intellectual property and other assets, as well as rights to the name “3ware.”
     The purchase price for the Transaction was $20 million, but remains subject to adjustment upward or downward based on levels of inventory and products in the channel at the closing of the Transaction.
     The Purchase Agreement contained customary representations, warranties, covenants and indemnities. As part of the purchase agreement, the Company entered into an intellectual property agreement, a transition services agreement and a master procurement agreement with LSI.
     The Company has included in Exhibit 99.1 pro forma financial statements giving effect to the Transaction as if it had occurred at the start of each period presented.
Safe Harbor for Forward-Looking Statements
     This Current Report on Form 8-K, and the documents incorporated by reference herein, contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We are subject to many risks and uncertainties that may materially affect our business and future performance and cause those forward-looking statements to be inaccurate. All statements in this Current Report on Form 8-K, other than statements that are purely historical, are forward-looking statements. Forward-looking statements in this Current Report on Form 8-K include, without limitation, statements regarding the post-closing adjustment to the purchase price.
     Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those discussed in these forward-looking statements. These risks and uncertainties include the risk that the post-closing adjustment could reduce the purchase price, as well as other risks detailed from time to time in our SEC filings, including those described in the “Risk Factors” section in our most recent Annual Report on Form 10-K for the fiscal year ended March 31, 2008. You can locate these filings on the Investor Relations page of our website, http://investor.amcc.com/.
     Statements included or incorporated by reference into this Current Report on Form 8-K are based upon information known to the Company as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to publicly revise or update any forward-looking statement for any reason.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1	Proforma financial statements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED MICRO CIRCUITS CORPORATION
Date: April 27, 2009	By:	/s/ Cynthia J. Moreland
Cynthia J. Moreland
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Pro forma financial statements